UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018

Delta Oil & Gas, Inc.

(Exact name of Registrant as specified in its charter)

Commission File Number: 000-52001

Nevada	91-2102350
(Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Suite 604 - 700 West Pender Street Vancouver, BC V6C 1G8 Canada

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-832-639-5644

INTRODUCTION

This Registrant (Reporting Company) has elected to refer to itself, whenever possible, by normal English pronouns, such as "We", "Us" and "Our". This Form 8-K/A may contain forward-looking statements. Such statements include statements concerning plans, objectives, goals, strategies, future events, results or performances, and underlying assumptions that are not statements of historical fact. This document and any other written or oral statements made by us or on our behalf may include forward-looking statements which reflect our current views, with respect to future events or results and future financial performance. Certain words indicate forward-looking statements, words like "believe", "expect", "anticipate", "intends", "estimates", "forecast", "projects", and similar expressions.

1

Item 1.01 Entry into Material Definitive Agreement

On July 16, 2018, the Company executed a 3-month consulting agreement with Balencic Creative Group, LLC whereas Dr. Jordan P. Balencic, the CEO of Balencic Creative Group, LLC, will assist the Company in business development activities in the capacity of interim Chief Compliance Officer. A copy of this consulting agreement is provided herein as Exhibit 99.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2018 the Company Appointed Dr. Jordan P. Balencic to the position of interim Chief Compliance Officer.

Dr. Balencic is a physician entrepreneur with a passion for using his clinical knowledge and business acumen to improve human health. He currently serves the U.S. Department of Veterans Affairs as a practicing physician in primary care internal medicine. He is Chief Executive Officer of ERApeutics™ (https://erapeutics.com); a physician-led health company focused on the development of evidence-based dietary supplements, nutraceuticals and medical foods that support brain health and improve the way people age. Dr. Balencic is the creator of Prolimbic 29™, a clinically-studied brain health supplement currently gaining traction in the marketplace. He has extensive product development, consulting and healthcare advisory experience for both private and public companies. Dr. Balencic also serves as Chairman of the Board of Directors of True Nature Holding, Inc. (QTCQB: TNTY), a turn-around public company applying technology to improve healthcare for both humans and pets. Dr. Balencic completed his Internal Medicine Residency training at Pennsylvania State University, obtained his Medical Doctoral degree at Lake Erie College of Osteopathic Medicine, and has a Bachelor of Science in Biology from Gannon University.

Item 7.01 Regulation FD Disclosure

On July 24, 2018, the Company issued a press release discussing its appointment of its interim Chief Compliance Officer. A copy of this press release is provided herein as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1 99.2	Consulting agreement with Balencic Creative Group executed on July 16, 2018 Press release issued by the Company on July 24, 2018

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this Form 8-K/A has been signed below by the following person(s) on behalf of the Registrant and in the capacity and on the date indicated.

Dated: August 1, 2018

Delta Oil and Gas, Inc.

By: /s/ Jordan P. Balencic

Jordan P. Balencic, Interim Chief Compliance Officer

3